UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          _____________________

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 27, 2005
                                                 ____________________________

                             PFS BANCORP, INC.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Indiana                               000-33233              35-2142534
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                        47001
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (812) 926-0631
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On October 27, 2005, PFS Bancorp, Inc. (the "Company") reported its results of operations for the quarter and nine months ended September 30, 2005.

     For additional information, reference is made to the Company's press release dated October 27, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   The following exhibits are included with this Report:

     Exhibit No.         Description
     ___________         ___________

     99.1                Press Release, dated October 27, 2005



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PFS BANCORP, INC.



   Date:  October 27, 2005           By: /s/Stuart M. Suggs
                                        _____________________________________
                                        Stuart M. Suggs
                                        Corporate Treasurer, Chief Operating
                                         Officer and Chief Financial Officer



                               EXHIBIT INDEX



Exhibit Number              Description
______________              ___________

99.1                        Press Release dated October 27, 2005